MESSAGE
FROM THE PRESIDENT

Table of Contents

                                                Page

Message from the President                      1

Manager's Discussion                            3

Special Feature:                               10
Interview with Tom Kenny,
Senior Vice-President
Franklin Municipal Bond Department

Statement of Investments                       15

Financial Statements                           30

Notes to Financial Statements                  32


To reduce the volume of mail shareholders receive and to reduce expenses, only one copy of most Fund reports, such as the Fund's annual and semi-annual reports, may be mailed to a household. Additional reports may be obtained without charge by calling Fund Information at 1-800/DIAL BEN (1-800/342-5236).

                                                              January 15, 1996

Dear Shareholders:

We're pleased to bring you the semi-annual report of the Franklin New York Tax-Free Income Fund for the period ended November 30, 1995.

During the reporting period, the Federal Reserve Board (the Fed) appeared to have achieved its much sought-after "soft landing." U.S. Gross Domestic Product
(GDP) fell from an annualized rate of 5.1% in the fourth quarter of 1994 to just 1.3% in the second quarter of 1995.* However, the slow growth of the second fiscal quarter prompted the Fed to ease its monetary policy, lowering the federal funds rate in July 1995 to 5.75% from 6.00%. Long-term bond yields, as measured by the 30-year U.S. Treasury bond, jumped slightly to 6.86% following the rate reduction, then resumed their downward course.


*Source: U.S. Commerce Department.

On November 30, 1995, the yield of the 30-year U.S. Treasury was 6.10%.** In this environment, fixed-income markets improved as bond prices rose relative to falling yields.

Of greater importance to our shareholders are the improved conditions in the municipal bond market, which can be attributed to a couple of factors. First, a declining interest-rate environment -- such as the one experienced over most of the reporting period -- buoyed municipal prices. Second, the dramatically curtailed supply of municipal issuance together with continued strong demand, further contributed to higher prices. This recovery resulted in a 12 cent increase in the fund's Class I net asset value price per share to $11.87 on November 30, 1995, up from $11.75 on May 31, 1995.

On the other hand, the tax-free market has had to contend with the negative press stemming from tax reform issues, including a flat tax proposal, a consumption tax, a national sales tax, and a "Super" IRA. Each of these proposals pose underlying questions for an investor -- Will there be any allowed deductions? Will investments in tax-free municipal bonds continue to be advantageous? We understand these issues raise important concerns and we continue to watch for new developments. For more information on this topic, please see page 10 for our interview with Tom Kenny, director of Franklin's Municipal Bond Department.

As a Franklin shareholder, you receive the benefits of diversification, professional management, and dedicated service. Should you have any questions concerning the Franklin New York Tax-Free Income Fund, we would certainly welcome the opportunity to answer them.

We appreciate your trust and support and look forward to serving your investment needs in the years ahead.

Sincerely,

Charles B. Johnson
President


**Source: Micropal, December 18, 1995.

MANAGER'S DISCUSSION


Fund Objective:
Seeks to provide high current income exempt from regular federal, New York state and New York City personal income taxes through a diversified portfolio consisting primarily of municipal securities.*

Since the fund's fiscal year-end on May 31, 1995, the municipal bond market has taken a rather erratic path. Through mid-August, municipal bond prices moved lower as various tax reform proposals were brought to the public's attention. Additional pressure on municipal prices came from the fear that the Federal Reserve Board's efforts to achieve a "soft landing" had been too successful -- almost stagnating economic growth. Though the Fed reduced the federal funds rate to 5.75% on July 6, 1995, more time was needed to show that growth had not been entirely stifled. In mid-August, the municipal market began the recovery that continues to this date.

New York Tax-Free Income Fund vs.
Bond Buyer 40 Average Dollar Price**

Class I Shares Price Change Comparison
from 5/31/95 - 11/30/95
Based on Net Asset Value

                                           New York
                                Bond       Tax-Free
                              Buyer 40    Income Fund

Price on 5/31/95               $101.13      $11.75

Price on 8/15/95               $ 93.41      $11.42

% change from
5/31 to 8/15                  -7.63%        -2.81%

Price on 11/30/95              $ 99.96      $11.87

% change from
5/31 to 11/30                 -1.16%        +1.02%

**As published daily in The Bond Buyer.


The chart above compares the price performance of the Bond Buyer 40 -- the average dollar price of the 40 municipal bonds comprising the index -- to your fund's net asset value price over the past six months.

*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discounts, if any, are generally taxable.

This comparison brings some interesting factors into focus. It shows that the fund's active management of bond coupons, maturity dates and credit quality help to mitigate volatility in a down market without impairing its performance potential. Please note, however, that the fund consists of municipal bonds issued only by the state of New York and U.S. Territories, while the Bond Buyer 40 consists of municipal bonds issued from counties and states throughout the country.

We remain conservative in the management of your fund. As always, we purchased investment-grade bonds for the fund; that is, bonds whose credit quality ratings at the time of purchase fell within Standard & Poor's and Moody's four highest categories, or were judged to be of equal quality by the fund's managers+. As the chart to the right indicates, over 50% of the securities held in the fund's portfolio were rated A or better.


GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

To reduce possible risk, we evaluate each issue on an individual basis, favoring highly-rated "essential service" bonds. These securities tend to have a more reliable income stream as they are typically generated from hospitals, utilities, and transportation projects. Consequently, these bonds tend to be less affected by budgetary and political changes, and are believed to be very attractive in a municipal cost-cutting environment. Like all mutual funds, however, the principal value of your fund's holdings, which directly affects the price of its shares, will vary with market conditions.

+In the event the rating on an issue held in the fund's portfolio is lowered by the rating services AFTER PURCHASE, such change will be considered by the fund in its evaluation of the overall investment merits of that security, but such change will not necessarily result in an automatic sale of the security.


We work to further reduce the fund's risk through diversification. On November 30, 1995, the fund held over 400 issues, spanning a broad range of cities and counties throughout New York. Furthermore, we purchased, and continue to purchase, securities from a variety of municipal sectors, as the table to the right indicates.

New York's economy entered the recession earlier than the rest of the nation and is rebounding more slowly. National employment is not expected to reach pre-recession peaks until the end of 1998, and it is estimated that it will take New York significantly longer to regain the more than 560,000 job losses incurred during the recession.


   Franklin New York Tax-Free Income Fund
   Portfolio Breakdown on 11/30/95
   Based on Total Net Assets

                                         % of Total
   Sector                                Net Assets

   Hospitals                                 23.2%

   Pre-Refunded                              14.2%

   Housing                                   12.7%

   Utilities                                  9.7%

   Transportation                             8.2%

   Education                                  7.8%

   Health Care                                6.8%

   Other Revenue                              6.0%

   General Obligations                        5.3%

   Sales Tax                                  3.8%

   Certificates of Participation              1.8%

   Industria                                 l0.3%

   Miscellaneous                              0.2%



For a complete list of portfolio holdings, please see page 15 of this report.

However, the outlook for the state is optimistic. New York began its financial reform in fiscal year 1993, and -- for the last two years -- the state's budget appears to be under control. While the 1995 budget was not approved on time, the state continued to utilize conservative spending patterns to create a budget. As a result, New York's mid-year financial reports reflected a positive financial operation. These factors, combined with reduced new municipal issuance, lead us to believe that the fiscal restructuring implemented in the last fiscal year will benefit the long-term health of the Franklin New York Tax-Free Income Fund.

We believe that the municipal market is positioned to perform well in 1996, and that long-term municipal bonds continue to be attractive investments. In such an environment, your fund is well-positioned to fully participate in the continuing economic recovery.

Performance Summary


Class I Shares

The price of the Franklin New York Tax-Free Income Fund's Class I shares, as measured by net asset value, increased to $11.87 on November 30, 1995, from $11.75 on May 31, 1995.

For the six-month period ended November 30, 1995, your Class I shares paid monthly income dividends totaling 36.3 cents ($0.363) per share. Due to the fact that higher coupon bonds were called in this declining interest rate environment, your fund had to reinvest the proceeds of these bonds in lower yielding bonds. Because of the lower income earned by your portfolio, it was necessary to reduce the monthly dividend to 5.8 cents ($0.058) from 6.3 cents ($0.063) per share, effective with the September 1995 distribution. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.



GRAPHIC MATERIAL 2 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

At the end of the reporting period, your fund's Class I distribution rate was 5.61%, based on an annualization of the current monthly dividend of 5.8 cents ($0.058) per share and the maximum offering price of $12.40 on November 30, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal, New York state and New York City personal income tax bracket of 46.9%, you would have to earn 10.56% from a taxable investment of the same quality to match your fund's tax-free distribution rate.


Class II Shares

The price of the Franklin New York Tax-Free Income Fund's Class II shares, as measured by net asset value, increased to $11.87 on November 30, 1995, from $11.73 on May 31, 1995.

For the six-month period ended November 30, 1995, your Class II shares paid monthly income distributions totaling 32.7 cents ($0.327) per share. Due to the fact that higher coupon bonds were called in this declining interest rate environment, your fund had to reinvest the proceeds of these bonds in lower yielding bonds. Because of the lower income earned by your portfolio, it was necessary to reduce the monthly dividend to 5.2 cents ($0.052) from 5.7 cents ($0.057) per share, effective with the September 1995 distribution. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future results.

At the end of the reporting period, your fund's Class II distribution rate was 5.20%, based on an annualization of the current monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $11.99 on November 30, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal, New York state and New York City personal income tax bracket of 46.9%, you would have to earn 9.79% from a taxable investment of the same quality to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 3 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin New York Tax-Free Income Fund

Periods ended November 30, 1995

                                                                                         Since        Since
                                                                                       Inception    Inception
                                                       1-Year     5-Year     10-Year  (09/13/82)   (05/01/95)
Cumulative Total Return1
 Class I Shares                                        15.42%     53.14%     135.31%    234.59%         --
 Class II Shares                                          --          --          --          --      7.30%

Average Annual Total Return2
 Class I Shares                                        10.48%      7.96%      8.47%      9.21%         --

Aggregate Total Return2
 Class II Shares                                         --         --         --         --          5.20%

Distribution Rate3                                       Equivalent Taxable Distribution Rate4
 Class I Shares                               5.61%       Class I Shares                              10.56%
 Class II Shares                              5.20%       Class II Shares                              9.79%

30-Day Standardized Yield5                               Equivalent Taxable Yield4
 Class I Shares                               4.87%       Class I Shares                               9.17%
 Class II Shares                              4.46%       Class II Shares                              8.40%


1. Cumulative total returns show the change in value of an investment over the periods indicated and do not include the maximum 4.25% initial sales charge for Class I shares or the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment and reflects the maximum 4.25% initial sales charge for Class I shares. Aggregate total return includes the 1.0% initial sales charge and represents the change in value of an investment since the inception date of the fund's Class II shares. It also includes the 1.0% CDSC applicable to shares redeemed within the first 18 months of investment. Since Class II shares have existed for less than one year, average annual total returns are not provided. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.8 cent per share monthly dividend and the maximum offering price of $12.40 on November 30, 1995. Class II shares distribution rate is based on an annualization of the fund's current 5.2 cent per share monthly dividend and the maximum offering price of $11.99 on November 30, 1995.

4. Equivalent taxable distribution rate and yield assume the 1995 maximum combined federal, New York state and New York City income tax bracket of 46.9%, based on the 39.6% federal income tax rate. 5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1995.

Note: Prior to July 1, 1994, Class I fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

SPECIAL FEATURE: INTERVIEW WITH TOM KENNY

Tom Kenny, Director
of Franklin's Municipal Bond Department, discusses a number of current topics, including tax reform, interest rates, and his outlook for the municipal bond market.


Tom Kenny
Senior Vice President
Director, Franklin Municipal
Bond Department

Tom, there's been a lot of press lately on the possibility of tax reform -- in particular, a flat tax. What proposals are being considered?

There are three different flat tax proposals being discussed. And, these are in addition to a number of other tax reform proposals, such as a consumption tax, a national sales tax and a "Super" IRA. Basically, tax reform is a hot topic right now, ever since President Clinton appeared on national TV in April after filling out his tax forms and said, "You know, a flat tax doesn't sound so bad."

With numerous tax reform proposals being considered, do you think that one of them is going to pass?

The support for tax reform seems to be waning in recent weeks as more details of some of these proposals are released. Ten out of ten taxpayers will tell you that taxes are too high and the current system is too complicated. There is tremendous support for simplification. But when people realize that they would lose their mortgage deduction -- which could cause their home value to decline by 15 - 20% -- or that the wealthy would receive a large tax cut while the middle class would have to pay more taxes under a flat tax system, their opinion may change. So, I feel there is support for simplification but not necessarily for radical reform.

However, I think something will happen. There's such a movement behind change that it's not just going to disappear. With the election coming up, you're going to continue hearing about tax reform, you're going to read about it, you're going to see it on TV through next year and into 1997. But I don't think anything will actually happen until '97, at the earliest.


Has the possibility of tax reform affected the municipal bond market at all?

The possibility of major tax reform has depressed municipal bond prices relative to other fixed-income investments during the past few months; however, since we have experienced a strong bond market, it hasn't been that noticeable. The market has already somewhat priced the potential impact of tax reform, which makes municipal yields very attractive today.

Depending on the state you live in and your tax bracket, the after-tax equivalent yield available can be a very attractive 10%. Also, supply is down 25% in 1995 from 1994, and over 50% versus 1993. At the same time, we are experiencing a record amount of bonds that are being called or redeemed and for the second consecutive year, more bonds will be taken out of the muni market than issued.


What is that in dollar terms?

The market may see about $130 to $140 billion in new issuance this year, compared to $162 billion last year and $290 billion the year before. So new issuance is down dramatically.


Did rising interest rates have anything to do with that?

Sure, but there are other reasons as well. One, voters simply aren't approving as many bond issues today. Two, many governors that were elected last fall are trying to implement tax cuts; in effect, they're reducing budgets and there's just not a lot of debt capacity for increased debt service. And three, a big reason we saw such high issuance in 1993 was because lower interest rates resulted in an increase in refunding and pre-refunding issues -- just as many homeowners refinanced their mortgages in '93 to take advantage of lower rates. But because of tax code changes in 1986, issuers of municipal bonds can only refund or pre-refund their bonds once. Those that could refund, did. As a result, the potential inventory of refundable bonds is much lower than a few years ago.


How will these factors affect prices of muni bonds?

It should be positive. The supply/demand fundamentals of the municipal market are, in my opinion, promising, and the market has already partially discounted the threat of tax reform. Over the long term, muni prices should improve on a relative basis. From a historical perspective, munis are cheap today. Investors can take advantage of this by dollar-cost averaging.

Another topic that's been a concern during the past year has been the bankruptcy of Orange County, California. What's been the long-term impact on the municipal bond market?

The biggest impact has been in investor perception. Historically, general obligation bonds (those that are backed by the full faith and credit of the issuer) have been perceived as the safest kind of municipal bond. But in a bankruptcy situation, like in Orange County, the investments that are most affected are general obligations. Revenue bonds, backed by dedicated revenue streams -- such as those from airport authority, solid waste authority, transportation and the like -- haven't really been impacted. Investors in general have re-thought how they look at revenue bonds and general obligation bonds.

We have also seen an increase in the use of bond insurance, especially in California. This year, the percentage of bonds for the entire market is approximately 44% of total issuance, while in California, 52% of all issues obtained insurance.

Is that a big increase?

For the muni industry overall, it has increased from 37%; in California, it has increased from 32%. In my opinion, that's a big jump. As a result, insured bonds have become less expensive to purchase relative to uninsured bonds simply because of the increased supply. And we have taken advantage of that by buying more insured bonds this year.


What about interest rates? Have changes in interest rates affected your buying decisions?

No. We don't try to second guess the market in terms of where we think rates are headed or alter our fundamental approach because of economic changes. Many portfolio managers attempt this in an effort to capture capital growth.

Our approach is very straight forward. We seek safety and income. I don't think shareholders want the volatility you might generate by chasing capital growth. We don't want to be number one in total return one year, and number 100 the next. We use a consistent, conservative, "plain vanilla" approach. We manage our funds for tax-free income and take a long-term approach. Over time, income will drive total return. For example, as measured by the Lehman Brothers 20-Year Municipal Bond Index, income has been responsible for over 99% of total return of municipal bonds over the last five years.1 So, by investing for income, you should generate good total return performance. We think our shareholders are better served by the using this consistent approach. Investors in tax-free funds want to maximize tax-free income.


How much research do you do before you buy a bond?

It really depends on the quality and type of bond. Lower-rated and non-rated bonds will typically require more credit analysis than higher-rated bonds. Since we purchase over 95% of our portfolio holdings in the new issue market, we spend a lot of time up front performing site visits, addressing legal issues, and structuring the issue to meet our credit and portfolio requirements. We have 23 analysts who spend much of their time researching new issues. They also monitor these issues long after purchase.

1. Source: Lehman Brothers 20-Year Municipal Bond Index.

What are Franklin's total holdings in municipal bonds?

We currently have approximately $41 billion in municipal bonds in 42 tax-free funds. Franklin is the largest buyer of municipal bonds in the country.


Does that size give you any advantages?

Sure. We get the attention of issuers and underwriters and try to capitalize on that by encouraging them to visit us in San Mateo to discuss their issue. This allows us to give our input on structuring a deal. They, of course, hope that we buy their deal.


When you say input, does that commit you to purchasing?

No. You can have input from a bond structuring standpoint, from a pricing standpoint (in terms of coupons and maturities). And all of that input can go to the underwriter of the issue without any commitment on our part at all. But if they make those changes to meet our needs, then we're more likely to buy it than if they don't. So it can be to everyone's advantage. We end up with an issue that meets our needs in terms of credit, price, coupon and maturity, and the issuer ends up with a marketable product.


Where do you see the municipal bond market going through the end of the year, and through the first six months of 1996?

I'd say the muni market is going to remain stable. We're going to see more of the same, probably through the presidential election next fall. I think uncertainty surrounding tax reform is going to continue to hold down munis for a while longer. No matter what happens to the bond market, the economy or interest rates, we'll do what we've always done: we'll do our homework, maximize tax-free income for our shareholders, and maintain a long-term investment horizon.


Thanks, Tom.
It's been my pleasure.



FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.

Statement of Investments in Securities and Net Assets, November 30, 1995 (unaudited)


     Face                                                                                              Value
    Amount                                                                                           (Note 1)
                  Long Term Investments  98.3%
                  Bonds  96.7%
  $ 4,250,000     Albany Housing Authority, Limited Obligation, Refunding, 6.25%, 10/01/12 ...      $  4,338,570
    1,610,000     Albany Parking Authority Revenue, Refunding, Series A, 6.85%, 11/01/12 .....         1,732,167
    6,100,000     Auburn, IDA, MFR, Auburn Memorial Home, 6.50%, 02/01/34 ....................         6,317,465
                  Babylon IDA, Resource Recovery Revenue, Ogden Martin System, Inc.,
    8,090,000        Series A, Pre-Refunded, 8.50%, 01/01/19 .................................         9,173,089
    4,290,000        Series B, Pre-Refunded, 8.50%, 01/01/19 .................................         4,864,345
    2,845,000        Series C, Pre-Refunded, 8.50%, 01/01/19 .................................         3,225,889
   10,750,000     Babylon IDA, Waste Facilities Revenue, Community Waste Management, Series A,
                   Pre-Refunded, 7.875%, 07/01/06 ............................................        12,251,883
    1,000,000     Batavia Housing Authority Mortgage Revenue, Refunding, Washington Towers,
                   Series A, 6.50%, 01/01/23 .................................................         1,030,620
                  Battery Park City Authority Revenue, Refunding,
   89,045,000        Junior Lien, Series A, 5.80%, 11/01/22 ..................................        89,438,579
   10,075,000       cSenior Lien, Series A, 5.25%, 11/01/17 ..................................         9,523,192
    8,160,000     Bethany Retirement Home, Inc., Mortgage Loan Revenue, 7.50%, 02/01/34 ......         9,465,274
    1,440,000     Cattaraugus County COP, Olean Project Facility, Series A, Pre-Refunded, 8.50%,
                   08/01/09 ..................................................................         1,626,336
    5,375,000     Clinton County COP, Correctional Facilities Project, 8.125%, 08/01/17 ......         6,710,688
    6,400,000     Cortland County IDA, Civic Facilities Revenue, Cortland Memorial Hospital, Inc.
                   Project, 6.25%, 07/01/24 ..................................................         6,492,800
    5,475,000     Franklin County COP, Court House Redevelopment Project, 8.125%, 08/01/06 ...         6,128,222
    4,790,000     Franklin County IDA, Lease Revenue, County Correctional Facilities Project,
                   6.75%, 11/01/12............................................................         5,116,391
                  Glen Cove, Refunding,
      200,000        Series 1993, 5.90%, 01/15/07 ............................................           203,738
      190,000        Series 1993, 5.95%, 01/15/08 ............................................           193,766
      185,000        Series 1993, 6.00%, 01/15/09 ............................................           188,861
    5,385,000     Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ..................         5,399,809
                  Guam Government GO,
    3,300,000       Series A, 5.70%, 09/01/23.................................................         3,316,104
    5,480,000       Series A, 5.75%, 09/01/24 ................................................         5,498,632
                  Guam Power Authority Revenue,
    5,075,000        Series A, 6.30%, 10/01/12 ...............................................         5,160,209
    2,900,000        Series A, 6.625%, 10/01/14 ..............................................         3,007,358
   45,340,000        Series A, 6.30%, 10/01/22 ...............................................        45,792,493
   25,500,000        Series A, 6.75%, 10/01/24 ...............................................        26,693,145
    1,405,000     Hamilton Elderly Housing Corp. Mortgage Revenue, Hamilton Apartments Project,
                   11.25%, 01/01/15 ..........................................................         1,491,464
    1,915,000     Ilion Elderly Housing Corp. Mortgage Revenue, Section 8, Housing Assistance
                    Revenue, 7.25%, 07/01/09 .................................................         1,921,013

$   1,380,000     Lincoln Towers Housing Corp. Mortgage Revenue, Lincoln Towers Project,
                    11.25%, 01/01/15 .........................................................      $  1,453,996
   33,120,000     Metropolitan Transportation Authority, Commuter Facilities Revenue, Series A,
                    6.50%, 07/01/24 ..........................................................        34,850,851
                  Metropolitan Transportation Authority, Service Contract Revenue,
   12,255,000        Commuter Facilities, 6.00%, 07/01/21 ....................................        12,300,221
    4,235,000        Commuter Facilities, Series 3, 6.00%, 07/01/19 ..........................         4,264,984
   31,605,000        Commuter Facilities, Series 5, 7.00%, 07/01/12 ..........................        34,542,369
    8,450,000        Commuter Facilities, Series 6, 6.00%, 07/01/21 ..........................         8,481,181
   24,160,000        Refunding, Commuter Facilities, Series N, 7.125%, 07/01/09 ..............        26,935,742
   35,695,000        Refunding, Series 5, 6.50%, 07/01/16 ....................................        37,362,313
    7,725,000        Refunding, Series 5, 6.00%, 07/01/18 ....................................         7,789,890
   30,935,000        Refunding, Transit Facilities, Series 5, 7.00%, 07/01/12 ................        33,810,099
   17,470,000        Refunding, Transit Facilities, Series 5, 6.50%, 07/01/16 ................        18,286,024
    2,740,000        Refunding, Transit Facilities, Series 5, 6.00%, 07/01/18 ................         2,763,016
   12,625,000        Refunding, Transit Facilities, Series N, 7.125%, 07/01/09 ...............        14,075,486
    2,000,000        Transit Facilities, Series 6, 7.00%, 07/01/09 ...........................         2,203,180
    7,185,000        Transit Facilities, Series P, 5.75%, 07/01/15 ...........................         7,118,036
                  Metropolitan Transportation Authority, Transit Facilities Revenue,
      750,000        Series F, Pre-Refunded, 8.375%, 07/01/05 ................................           784,853
   28,540,000        Series H, Pre-Refunded, 8.50%, 07/01/11 .................................        29,886,232
    1,285,000     Monroe County IDAR, Civic Facilities, De Paul Community Facilities, 6.50%,
                     02/01/24 ................................................................         1,386,965
                  New York City GO,
      165,000        Series 1986-D, 8.50%, 08/01/02 ..........................................           172,902
    5,000,000        Series 1986-D, 7.00%, 02/01/12 ..........................................         5,117,450
       45,000        Series 1986-D, 8.50%, 08/01/14 ..........................................            46,986
      320,000        Series 1986-D, 8.50%, 08/01/15 ..........................................           334,125
      870,000        Series 1986-D, Pre-Refunded, 8.50%, 08/01/02 ............................           914,126
    1,650,000        Series 1986-D, Pre-Refunded, 8.50%, 08/01/11 ............................         1,733,298
      260,000        Series 1986-D, Pre-Refunded, 8.50%, 08/01/13 ............................           272,451
    2,455,000        Series 1986-D, Pre-Refunded, 8.50%, 08/01/14 ............................         2,579,518
    3,395,000        Series 1986-D, Pre-Refunded, 8.50%, 08/01/16 ............................         3,567,166
    2,115,000        Series 1987-A, Pre-Refunded, 8.75%, 11/01/14 ............................         2,329,715
    1,180,000        Series 1987-D, 8.50%, 08/01/08 ..........................................         1,274,317
    1,055,000        Series 1987-D, 8.50%, 08/01/09 ..........................................         1,139,147
    1,395,000        Series 1987-D, 8.50%, 08/01/10 ..........................................         1,505,805
    5,720,000        Series 1987-D, Pre-Refunded, 8.50%, 08/01/08 ............................         6,246,640
    5,330,000        Series 1987-D, Pre-Refunded, 8.50%, 08/01/09 ............................         5,820,733
    6,815,000        Series 1987-D, Pre-Refunded, 8.50%, 08/01/10 ............................         7,442,457
    4,000,000        Series 1990-B, 7.00%, 06/01/13 ..........................................         4,212,720
                  New York City GO, (cont.)

  $ 6,725,000        Series 1990-B, 7.00%, 06/01/14 ..........................................      $  7,072,952
    4,250,000        Series 1990-B, 7.00%, 06/01/15 ..........................................         4,480,053
    2,000,000        Series 1991-A, 7.75%, 08/15/13 ..........................................         2,278,180
   10,000,000        Series 1991-A, 7.75%, 08/15/14 ..........................................        11,401,600
    1,400,000        Series 1991-A, 7.75%, 08/15/15 ..........................................         1,588,790
    2,000,000        Series 1991-B, 7.75%, 02/01/10 ..........................................         2,217,060
    5,000,000        Series 1991-B, 7.75%, 02/01/11 ..........................................         5,542,650
      500,000        Series 1991-B, 7.75%, 02/01/12 ..........................................           554,265
    1,875,000        Series 1991-B, 7.75%, 02/01/13 ..........................................         2,078,494
   10,950,000        Series 1991-B, 7.75%, 02/01/14 ..........................................        12,120,446
   22,610,000        Series 1991-B, 7.75%, 02/01/15 ..........................................        25,026,783
    1,485,000        Series 1991-B, 7.00%, 02/01/18 ..........................................         1,586,871
    3,615,000        Series 1991-B, Pre-Refunded, 8.00%, 08/01/17 ............................         4,306,405
      110,000        Series 1991-D, 8.25%, 08/01/13 ..........................................           128,481
       65,000        Series 1991-D, 8.00%, 08/01/17 ..........................................            75,199
    4,710,000        Series 1991-D, Pre-Refunded, 8.25%, 08/01/13 ............................         5,669,239
   12,750,000        Series 1992, Rite 1, 7.00%, 10/01/11 ....................................        13,707,525
    1,500,000        Series 1992-B, 6.75%, 10/01/15 ..........................................         1,569,750
    4,500,000        Series 1992-C, Sub-Series C, 7.00%, 08/01/16 ............................         4,824,855
    2,500,000        Series 1992-D, 7.50%, 02/01/18 ..........................................         2,735,325
   10,000,000        Series 1992-H, 7.20%, 02/01/13 ..........................................        10,804,300
    4,000,000        Series 1992-H, 7.20%, 02/01/14 ..........................................         4,315,240
    4,600,000        Series 1992-H, 7.20%, 02/01/15 ..........................................         4,962,526
    2,500,000        Series 1992-H, 7.00%, 02/01/16 ..........................................         2,671,500
    6,500,000        Series 1992-H, 7.00%, 02/01/17 ..........................................         6,945,900
    4,225,000        Series 1992-H, 7.00%, 02/01/18...........................................         4,514,835
    2,000,000        Series 1994-B, Sub-series B-1, 7.00%, 08/15/16 ..........................         2,151,300
   10,000,000        Series 1994-B, Sub-series B-1, 7.50%, 08/15/20 ..........................        11,077,500
    4,000,000        Series 1995-C, 7.20%, 08/15/14 ..........................................         4,206,520
   22,745,000        Series 1995-C, 7.25%, 08/15/24 ..........................................        24,413,346
    5,000,000        Series 1995-F, 6.625%, 02/15/25 .........................................         5,214,200
   17,000,000        Series A-1, 6.625%, 08/01/25 ............................................        17,749,360
       85,000        Series D, 8.50%, 08/01/13 ...............................................            89,311
      410,000        Series D, Pre-Refunded, 8.50%, 08/01/15 .................................           430,795
    7,500,000        Series F, Pre-Refunded, 8.40%, 11/15/08 .................................         9,126,360
    3,350,000        Series F, Pre-Refunded, 8.40%, 11/15/09 .................................         4,085,507
                  New York City HDC, MFMR,
   19,450,000        Series A, 6.55%, 10/01/15 ...............................................        20,203,104
   10,000,000        Series A, 6.55%, 04/01/18 ...............................................        10,351,100
   51,500,000        Series A, 6.60%, 04/01/30 ...............................................        53,119,675

 $114,635,000     New York City Health & Hospital Authority, Local Government Revenue,
                   Refunding, Series A, 6.30%, 02/15/20.......................................    $  115,335,420
                  New York City IDA, Civic Facilities Revenue,
    2,690,000        Federation Protestant Welfare, 6.95%, 11/01/11 ..........................         2,878,219
    4,000,000        New York Blood Center, Inc. Project, 7.20%, 05/01/12 ....................         4,333,320
    7,000,000        New York Blood Center, Inc. Project, 7.25%, 05/01/22 ....................         7,582,190
    2,500,000        St. Christopher Ottilie Project, 7.50%, 07/01/21 ........................         2,540,775
    8,000,000        The Lighthouse, Inc. Project, 6.50%, 07/01/22 ...........................         8,540,480
                  New York City Municipal Water Finance Authority, Water & Sewer System Revenue,
   37,500,000        Refunding, Series A, 6.00%, 06/15/17 ....................................        38,124,000
    6,660,000        Series 1987-A, BIG Insured, Pre-Refunded, 8.75%, 06/15/10 ...............         7,267,325
    2,185,000        Series 1991-A, 7.00%, 06/15/15 ..........................................         2,431,599
    3,010,000        Series 1991-A, 6.75%, 06/15/16 ..........................................         3,254,231
   36,850,000        Series 1991-A, 6.75%, 06/15/17 ..........................................        39,821,953
   15,700,000        Series 1991-A, Pre-Refunded, 7.10%, 06/15/12 ............................        17,924,533
    4,210,000        Series 1991-C, AMBAC Insured, 6.50%, 06/15/21 ...........................         4,364,633
   13,185,000        Series 1992-B, 6.50%, 06/15/20 ..........................................        13,917,954
   38,250,000        Series 1992-B, 6.375%, 06/15/22 .........................................        39,799,125
   17,785,000        Series 1994-A, 7.10%, 06/15/12 ..........................................        19,932,894
    2,215,000        Series 1994-A, Pre-Refunded, 7.10%, 06/15/12 ............................         2,528,843
      690,000        Series 1994-A, Pre-Refunded, 7.00%, 06/15/15 ............................           784,413
    3,075,000        Series C, AMBAC Insured, 6.20%, 06/15/21 ................................         3,222,293
                  New York Housing Corp. Revenue,
    5,000,000        Series A, MBIA Insured, Pre-Refunded, 8.625%, 11/01/06 ..................         5,524,350
   70,065,000        Series A, Pre-Refunded, 9.00%, 11/01/17 .................................        77,890,560
                  New York State COP,
    3,800,000        City University, John Jay College, 7.25%, 08/15/07 ......................         3,944,248
    2,500,000        Commissioner's Office of Mental Health, 8.25%, 09/01/07 .................         2,692,800
    1,750,000        Commissioner's Office of Mental Health, 8.30%, 09/01/12 .................         1,888,845
    6,575,000        Hanson Redevelopment Project, 8.25%, 11/01/01 ...........................         7,472,159
   18,045,000        Hanson Redevelopment Project, 8.375%, 05/01/08 ..........................        21,388,197
                  New York State Dormitory Authority Revenue,
    1,650,000        City University System Consolidated, Series A, 6.50%, 07/01/14 ..........         1,657,508
   26,605,000        City University System Consolidated, Series A, 6.50%, 07/01/15 ..........        26,718,603
   10,050,000        City University System Consolidated, Series A, 6.00%, 07/01/16 ..........        10,109,094
   13,040,000        City University System Consolidated, Series A, 6.50%, 07/01/16 ..........        13,095,681
   14,900,000        City University System Consolidated, Series C, 7.50%, 07/01/10 ..........        17,826,360
    3,430,000        City University System Consolidated, Series D, 7.00%, 07/01/09 ..........         3,920,867
   10,970,000        City University System Consolidated, Series E, 7.75%, 07/01/17 ..........        11,206,842
   62,000,000        City University System, Series F, Pre-Refunded, 7.875%, 07/01/17 ........        72,411,660
    1,000,000        Crouse Irving Memorial Hospital, HIBI Insured, 10.50%, 07/01/17 .........         1,060,610
                  New York State Dormitory Authority Revenue, (cont.)
  $ 2,530,000        Department of Education, 7.75%, 07/01/21 ................................      $  2,875,168
   14,725,000        Department of Health, 6.20%, 07/01/17 ...................................        15,267,322
    5,355,000        Department of Health, Rosewell Park Cancer Center, 6.625%, 07/01/15 .....         5,827,097
    9,175,000        Department of Health, Rosewell Park Cancer Center, 6.625%, 07/01/24 .....         9,983,868
    3,190,000        Department of Health, Veterans Home, 7.25%, 07/01/11 ....................         3,545,685
    8,480,000        Department of Health, Veterans Home, 6.25%, 07/01/20 ....................         8,730,669
    9,775,000        Department of Health, Veterans Home, 7.25%, 07/01/21 ....................        10,750,154
    2,115,000        Fashion Institute of Technology, 7.50%, 07/01/20 ........................         2,323,137
    2,355,000        Genessee Valley, Series A, 6.90%, 02/01/32 ..............................         2,552,255
    2,435,000        Heritage House Nursing Center, 7.00%, 08/01/31 ..........................         2,705,115
   14,355,000        Long Island Jewish Medical Center, Series A, 7.75%, 08/15/27 ............        15,610,058
    5,375,000        New York Medical College, Asset Guaranty, 6.875%, 07/01/21...............         5,887,291
    5,835,000        Our Lady of Mercy, FHA Insured, Mortgage Revenue, 6.30%, 08/01/32 .......         6,173,080
    5,000,000        Refunding, City University, 7.625%, 07/01/14 ............................         5,210,700
    2,000,000        Refunding, City University, Series C, 8.20%, 07/01/14 ...................         2,216,000
    2,885,000        Refunding, City University, Series U, 6.375%, 07/01/08 ..................         3,029,394
    5,405,000        Refunding, City University, Series U, 6.70%, 07/01/09 ...................         5,874,695
    3,550,000        Refunding, City University Systems - Consolidated, Series A, 5.625%,
                      07/01/16................................................................         3,505,093
   10,215,000       cRefunding, City University Systems - Consolidated, Second General, Series A,
                      6.00%, 07/01/17 ........................................................        10,324,811
   16,185,000       cRefunding, City University Systems - Consolidated, Third General, Series A,
                      6.00%, 07/01/16 ........................................................        16,358,989
   19,390,000        Refunding, Manhattan College, 6.50%, 07/01/19 ...........................        20,348,836
   17,670,000        Refunding, State University Educational Facilities, Series A, 6.25%, 05/15/19    18,363,017
    6,100,000        Refunding, State University Educational Facilities, Series A, 6.00%, 05/15/25     6,182,777
    2,970,000        Refunding, State University Educational Facilities, Series B, 6.00%, 05/15/17     2,993,998
    2,565,000        State University Athletic Facilities, 7.25%, 07/01/12 ...................         2,840,481
    4,750,000        State University Athletic Facilities, 7.25%, 07/01/21 ...................         5,235,925
    5,000,000        State University Educational Facilities, Series A, Refunding, 5.875%, 05/15/17    5,126,050
   23,230,000        State University Educational Facilities, Series B, 6.25%, 05/15/14 ......        24,112,972
    7,025,000        State University Educational Facilities, Series B, 7.35%, 05/15/14 ......         7,738,880
    7,995,000        State University Educational Facilities, Series B, 7.00%, 05/15/16 ......         8,603,819
   14,565,000        State University Educational Facilities, Series B, 5.75%, 05/15/24 ......        14,233,646
   55,945,000        State University Educational Facilities, Series B, 6.25%, 05/15/20 ......        57,849,368
    2,130,000        State University Educational Facilities, Series C, 6.125%, 05/15/20......         2,149,213
    4,000,000        The Highlands Living, 6.60%, 02/01/34 ...................................         4,320,680
    6,910,000        Upstate Community Colleges, Series A, 6.20%, 07/01/15 ...................         7,070,036
    5,725,000        Upstate Community Colleges, Series A, 5.70%, 07/01/21 ...................         5,671,471
   23,810,000        Upstate Community Colleges, Series A, 6.25%, 07/01/25 ...................        24,360,011
                  New York State Dormitory Authority Revenue, (cont.)
  $ 3,250,000        Upstate Community Colleges, Series A, Pre-Refunded, 7.60%, 07/01/20 .....      $  3,751,573
    1,000,000        Upstate Community Colleges, Series B, Pre-Refunded, 7.20%, 07/01/21 .....         1,155,370
                  New York State Energy Research & Development Authority, Gas Facilities Revenue,
   24,135,000        Brooklyn Union Gas Co. Project, 9.00%, 05/15/15 .........................        24,630,974
    4,010,000        Brooklyn Union Gas Co. Project, 8.75%, 07/01/15 .........................         4,102,270
    2,390,000        Brooklyn Union Gas Co. Project, Series I, 7.125%, 12/01/20 ..............         2,497,168
    8,400,000        Brooklyn Union Gas Co. Project, Series II, 7.00%, 12/01/20 ..............         8,766,576
                  New York State Energy Research & Development Authority, PCR,
    3,300,000        Long Island Projects, 7.80%, 12/01/09 ...................................         3,327,324
    5,000,000        Long Island Projects, Series A, 7.50%, 12/01/06 .........................         5,034,300
   38,145,000        Niagara Mohawk Power Corp. Project, Series 1, 8.875%, 11/01/25 ..........        39,235,947
                  New York State Environmental Facilities Corp., Special Obligation,
    3,000,000        PCR, New York City Municipal Water Finance Authority Project, Series E,
                      6.875%, 06/15/14 .......................................................         3,375,990
    4,000,000        Riverbank State Park, 7.25%, 04/01/07 ...................................         4,340,840
    4,300,000        Riverbank State Park, 7.25%, 04/01/12 ...................................         4,654,535
   28,525,000        Riverbank State Park, 7.375%, 04/01/22 ..................................        30,905,411
    4,500,000        Water Facilities Revenue, Jamaica Water Supply Co. Project, 10.875%, 12/01/14     4,633,560
                  New York State HFA,
    2,405,000        Henry Phipps Plaza, West Urban Project, Section 236, 8.00%, 05/01/18 ....         2,468,444
    1,295,000        Urban Rentals, Series A, 8.25%, 11/01/19 ................................         1,339,250
                  New York State HFA, Service Contract Obligation Revenue,
    5,000,000        Refunding, Series C, 6.30%, 09/15/12 ....................................         5,183,400
    4,000,000        Refunding, Series C, 6.00%, 09/15/21 ....................................         4,020,080
   14,000,000        Series 1990-A, Pre-Refunded, 7.80%, 09/15/20 ............................        16,389,520
   30,000,000        Series 1991-A, Pre-Refunded, 7.80%, 09/15/20 ............................        35,387,100
    2,375,000        Series 1992-A, 7.25%, 09/15/12 ..........................................         2,662,993
   30,320,000        Series 1992-C, 6.30%, 03/15/22 ..........................................        31,221,717
   98,260,000        Series 1993-C, 6.125%, 03/15/20 .........................................        99,655,292
   28,330,000        Series 1994-A, 6.50%, 03/15/24 ..........................................        29,691,257
    8,270,000        Series A, 6.50%, 03/15/25 ...............................................         8,671,674
                  New York State HFAR,
    5,285,000        Children's Rescue Fund Housing, Series A, 7.625%, 05/01/18 ..............         5,636,664
    2,040,000        FHA Insured, Adult Care, Series A, 7.85%, 02/15/30 ......................         2,226,558
    4,245,000        MF Housing, Second Mortgage, Series A, 7.00%, 08/15/23 ..................         4,549,833
    2,500,000        MF Housing, Second Mortgage, Series D, 6.25%, 08/15/23 ..................         2,573,975
    5,500,000        MF Housing, Second Mortgage, Series D, 6.60%, 08/15/27 ..................         5,769,665
    7,180,000        MF Housing, Second Mortgage, Series E, 6.75%, 08/15/25 ..................         7,524,927
   34,515,000        MF Mortgage, AMBAC Insured, Series 1984-B, 6.35%, 08/15/23 ..............        35,785,497
    2,760,000        MF Mortgage, AMBAC Insured, Series B, 6.25%, 08/15/14 ...................         2,848,762
                  New York State HFAR, (cont.)
 $ 12,575,000        MF Mortgage, FHA Insured, Series 1985-B, 8.50%, 05/15/28.................    $   12,934,771
    8,630,000        MF Mortgage, FHA Insured, Series 1991-A, 7.10%, 08/15/35 ................         9,247,649
    4,885,000        MF Mortgage, FHA Insured, Series 1992-A, 7.00%, 08/15/22 ................         5,201,353
    6,870,000        MF Mortgage, FHA Insured, Series 1992-C, 6.50%, 08/15/24 ................         7,189,249
    1,000,000        Refunding, MF Mortgage, FHA Insured, Series 1992-C, 6.45%, 08/15/14 .....         1,050,050
   96,650,000        Refunding, New York City Health Facilities, Series A, 8.00%, 11/01/08 ...       110,227,392
                  New York State Local Government Assistance Corp.,
   10,120,000        Series 1991-B, 6.50%, 04/01/20 ..........................................        10,770,716
   39,935,000        Series 1991-C, 6.50%, 04/01/15 ..........................................        41,901,799
    8,750,000        Series 1992-A, 6.875%, 04/01/19 .........................................         9,747,063
    5,000,000        Series 1992-B, 6.00%, 04/01/18 ..........................................         5,107,750
   36,535,000        Series 1992-B, 6.25%, 04/01/21 ..........................................        37,921,503
   42,260,000        Series 1992-C, 6.25%, 04/01/18 ..........................................        44,006,183
   30,665,000        Series 1995-A, 6.00%, 04/01/24 ..........................................        31,447,571
                  New York State Medical Care Facilities Finance Agency,
   43,465,000        Albany Medical Center, Alice Hyde Project, FHA Insured, Mortgage Revenue,
                      Series A, 8.00%, 02/15/28...............................................        48,427,834
    3,500,000        Buffalo General Hospital, FHA Insured, Mortgage Revenue, Series C,
                      Pre-Refunded, 7.70%, 02/15/22 ..........................................         3,899,805
   22,150,000        Catholic Medical Center of Brooklyn & Queens, Inc., FHA Insured, Mortgage
                      Revenue, Series A, Pre-Refunded, 8.30%, 02/15/22 .......................        24,545,966
    9,060,000        FHA Insured, Mortgage Revenue, Series B, 6.15%, 02/15/25 ................         9,415,877
    2,200,000        FHA Insured, Mortgage Revenue, Series B, 6.15%, 02/15/35 ................         2,277,176
    6,415,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series A,
                      6.125%, 02/15/15 .......................................................         6,610,850
    8,330,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series A, 6.20%,
                      02/15/21 ...............................................................         8,680,526
    9,000,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series A, 6.30%,
                      08/15/23................................................................         9,433,800
   12,235,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series A, 6.25%,
                      02/15/27................................................................        12,787,043
   26,910,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series A, 6.20%,
                      02/15/28................................................................        27,784,306
   28,750,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series A, 7.45%,
                      08/15/31 ...............................................................        31,669,850
    7,940,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series A, 6.375%,
                      08/15/33................................................................         8,295,474
   12,340,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series B, 8.875%,
                      08/15/27 ...............................................................        13,517,606


                     New York State Medical Care Facilities Finance Agency, (cont.)
 $ 24,000,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series B, 6.95%,
                      02/15/32................................................................     $  26,040,720
    1,805,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series B,
                       Pre-Refunded, 9.125%, 02/15/25 ........................................         1,840,649
   33,220,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series B,
                       Pre-Refunded, 8.00%, 02/15/28 .........................................        36,868,885
    8,000,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series C, 6.50%,
                       08/15/21  .............................................................         8,639,440
   21,540,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series C, 6.20%,
                       08/15/23  .............................................................        22,188,354
    2,610,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series C, 9.00%,
                       02/15/26 ..............................................................         2,660,817
   78,865,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series C, 6.375%,
                       08/15/29 ..............................................................        82,797,209
   15,000,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series C, 6.65%,
                       08/15/32 ..............................................................        15,954,000
   13,375,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series D, 6.60%,
                       02/15/31 ..............................................................        14,215,886
   55,500,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series D, 6.45%,
                       02/15/32...............................................................        58,889,385
   11,670,000        Hospital & Nursing Home, FHA Insured, Mortgage Revenue, Series A, 6.50%,
                       02/15/34 ..............................................................        12,346,043
    5,500,000        Hospital & Nursing Home, Methodist Medical Center, FHA Insured, Series A,
                       6.70%, 08/15/23 .......................................................         5,909,310
    3,200,000        Hospital Mortgage, AMBAC Insured, Series A, 6.80%, 08/15/24 .............         3,530,688
    5,125,000        Hospital Mortgage, AMBAC Insured, Series A, 6.50%, 08/15/29 .............         5,517,524
   31,210,000        Hospital Mortgage, AMBAC Insured, Series A, 6.90%, 08/15/34 .............        34,419,324
    4,000,000        Huntington Hospital Mortgage, Refunding, Project A, 6.50%, 11/01/14 .....         4,164,600
   68,050,000        Long Island College Hospital, FHA Insured, Mortgage Revenue, Series B,
                     Pre-Refunded, 8.10%, 02/15/22............................................        75,127,200
    2,670,000        Medina Memorial Hospital Project, Series A, 7.30%, 05/01/11 .............         2,941,005
   64,110,000        Mental Health Services Facilities, Series A, 8.875%, 08/15/07............        70,028,635
    7,405,000        Mental Health Services Facilities, Series A, 7.70%, 02/15/18.............         7,978,295
   57,100,000        Mental Health Services Facilities, Series A, Pre-Refunded, 8.875%, 08/15/07      62,847,686
    2,210,000        Mercy Community Hospital Project, Sisters of Mercy, Series A, 9.80%, 11/01/16     2,229,559
    3,800,000        Mortgage Revenue Project, Series A, 6.50%, 02/15/35 .....................         3,994,294
   23,775,000        Mortgage Revenue Project, Series B, 6.60%, 08/15/34 .....................        25,330,836
   10,200,000        Mortgage Revenue Project, Series C, 6.375%, 08/15/29 ....................        10,719,792
    6,250,000        Mortgage Revenue Project, FHA Insured, Series D, 6.20%, 02/15/35 ........         6,540,625

                  New York State Medical Care Facilities Finance Agency, (cont.)
 $ 13,200,000        Mortgage Revenue Project, FHA Insured, Series E, 6.375%, 02/15/35 .......     $  13,847,988
    7,650,000        Mortgage Revenue Project, FHA Insured, Series F, 6.30%, 08/15/25 ........         8,023,779
   18,400,000        Mortgage Revenue Project, FHA Insured, Series F, 6.375%, 08/15/34 .......        19,295,344
    5,380,000        North General Hospital, Series 1989-A, 7.35%, 08/15/09 ..................         5,736,479
    9,145,000        Refunding, Beth Israel Medical Center Project, Series A, 7.20%, 11/01/14          9,420,265
   25,000,000        Refunding, Columbia Presbyterian Hospital, FHA Insured, Mortgage Revenue,
                      Series A, Pre-Refunded, 8.00%, 02/15/25 ................................        27,161,250
   10,730,000        Refunding, FHA Insured, Hospital Mortgage, Series A, 7.25%, 02/15/12 ....        11,482,710
    1,185,000        Refunding, Good Samaritan Hospital Project Revenue, Series A, 8.00%, 11/01/13     1,273,484
    5,050,000        Refunding, Hospital and Nursing Home, FHA Insured, Mortgage Revenue,
                      Series A, 6.20%, 02/15/23 ..............................................         5,264,928
    4,745,000        Refunding, Hospital and Nursing Home, FHA Insured, Mortgage Revenue,
                      Series B, 6.25%, 02/15/35 ..............................................         4,940,352
   17,700,000        Refunding, Hospital and Nursing Home, Series B, 6.20%, 08/15/22 .........        18,176,130
   20,000,000        Refunding, Hospital and Nursing Home, Series B, 6.125%, 08/15/24 ........        20,671,600
    4,005,000        Refunding, John T. Mather Memorial Hospital Project, 7.00%, 11/01/15 ....         4,125,430
    6,400,000        Refunding, Nyack Hospital Project Revenue, Series A, 8.30%, 11/01/13 ....         6,982,144
    9,900,000        Refunding, Vassar Brothers Hospital Project Revenue, Series A, 8.25%, 11/01/13   10,612,305
    1,665,000        Saranac Lake General Hospital Project Revenue, Series A, 7.875%, 11/01/10         1,864,634
    1,410,000        Second Mortgage, Health Care Project Revenue, Series B, 6.35%, 11/01/14 .         1,484,857
   62,770,000        Secured Hospital Revenue, Bronx, Lebanon and The Jamaica Hospital,
                      Series A, 7.10%, 02/15/27 ..............................................        64,774,874
   72,180,000        Secured Hospital Revenue, North General Hospital, Series A, 7.40%, 02/15/19      76,808,182
   22,150,000        Secured Hospital Revenue, Series A, 7.35%, 08/15/11 .....................        23,865,739
   55,225,000        Secured Hospital Revenue, Series A, 7.40%, 08/15/21 .....................        59,661,777
   15,200,000        Secured Hospital Revenue, Series A, 6.25%, 02/15/24 .....................        15,255,024
   19,700,000        Security Mortgage Program Revenue, Adult Day Care, 6.375%, 11/15/20 .....        20,613,489
   32,450,000        St. Vincent's Hospital, FHA Insured, Mortgage Revenue, Series A, 8.00%,
                      02/15/27 ...............................................................        35,154,383
   36,650,000        The Hospital for Special Surgery Revenue, Series A, 6.45%, 08/15/34 .....        38,614,440
                  New York State Mortgage Agency, HMR,
      285,000        5th Series, 9.75%, 10/01/10 .............................................           293,895
       70,000        7th Series, 8.50%, 10/01/04 .............................................            71,638
      655,000        7th Series, 8.625%, 04/01/11 ............................................           670,871
    9,670,000        8th Series C, 8.40%, 10/01/17 ...........................................        10,131,162
    6,235,000        8th Series D, 8.375%, 10/01/17 ..........................................         6,576,865
    4,885,000        8th Series E, 8.10%, 10/01/17 ...........................................         5,163,689
    3,975,000        10th Series A, 8.10%, 04/01/14 ..........................................         4,213,301
                  New York State Mortgage Agency, HMR, (cont.)
 $ 17,250,000        29th Series B, 6.45%, 04/01/15 ..........................................     $  17,878,935
    6,225,000        37th Series A, 6.375%, 10/01/14 .........................................         6,463,604
    9,000,000        37th Series A, 6.45%, 10/01/17 ..........................................         9,361,530
    9,945,000        Series 51, 6.40%, 10/01/17 ..............................................        10,343,596
    6,560,000        Series BB-2, 7.95%, 10/01/15 ............................................         6,877,176
    3,405,000        Series EE-1, 8.05%, 04/01/16 ............................................         3,690,441
    2,835,000        Series FF, 7.95%, 10/01/14 ..............................................         2,995,234
   13,100,000        Series OO, 8.05%, 10/01/11 ..............................................        14,473,797
   14,650,000        Series RR, 7.75%, 10/01/17 ..............................................        15,838,555
                  New York State Mortgage Agency Revenue,
   13,685,000        8th Series A, 6.875%, 04/01/17 ..........................................        14,007,829
    5,000,000        Homeowners Mortgage, Series 27, 6.90%, 04/01/15 .........................         5,341,450
    9,880,000        Homeowners Mortgage, Series 41-A, 6.50%, 10/01/17 .......................        10,409,766
    3,800,000        Homeowners Mortgage, Series 43, MBIA Insured, 6.45%, 10/01/17 ...........         3,951,772
   23,730,000        Homeowners Mortgage, Series 45, 7.20%, 10/01/17 .........................        25,950,891
   26,780,000        Homeowners Mortgage, Series 47, 6.375%, 10/01/17 ........................        27,766,575
                  New York State Tollway Authority, Service Contract Revenue,
    1,300,000         Local Highway & Bridge, 7.25%, 01/01/10 ................................         1,487,577
   12,630,000         Local Highway & Bridge, 6.20%, 04/01/10 ................................        13,126,359
   18,430,000         Local Highway & Bridge, 6.00%, 01/01/11 ................................        18,621,119
   21,865,000         Local Highway & Bridge, 6.375%, 04/01/12 ...............................        22,670,069
                  New York State Urban Development Corp. Revenue,
   79,600,000        Correctional Capital Facilities, Series 5, 6.25%, 01/01/20 ..............        81,902,032
   13,575,000        Refunding, Onondaga County Convention Project, 6.25%, 01/01/20 ..........        14,159,132
    7,250,000        Refunding, State Facilities, 5.70%, 04/01/20 ............................         7,230,353
    2,045,000       cRefunding, University Facilities Grants, 5.875%, 01/01/21 ...............         2,045,000
    1,500,000        Syracruse University Center, 7.875%, 01/01/17 ...........................         1,615,200
                  Niagara Falls GO, Public Improvement,
      805,000        Refunding, Pre-Refunded, 8.15%, 04/01/04 ................................           871,767
      790,000        Refunding, Pre-Refunded, 8.15%, 04/01/05 ................................           855,523
      775,000        Refunding, Pre-Refunded, 8.15%, 04/01/06 ................................           839,279
      755,000        Refunding, Pre-Refunded, 8.15%, 04/01/07 ................................           817,620
    1,000,000        Series A, Pre-Refunded, 8.15%, 12/01/04 .................................         1,107,730
    1,000,000        Series A, Pre-Refunded, 8.15%, 12/01/05 .................................         1,107,730
    1,000,000        Series A, Pre-Refunded, 8.15%, 12/01/06 .................................         1,107,730
    1,000,000        Series A, Pre-Refunded, 8.15%, 12/01/07 .................................         1,107,730
    1,000,000        Series A, Pre-Refunded, 8.15%, 12/01/08 .................................         1,107,730
    1,000,000        Series A, Pre-Refunded, 8.15%, 12/01/09 .................................         1,107,730
    1,000,000        Series A, Pre-Refunded, 8.15%, 12/01/10 .................................         1,107,730
    1,000,000        Series A, Pre-Refunded, 8.15%, 12/01/11 .................................         1,107,730
 $ 11,305,000     North County, Development Authority, Solid Waste Systems Revenue, Pre-Refunded,
                   6.75%, 07/01/12............................................................    $   12,316,684
    2,155,000     Oneida Health Care Corp., Mortgage Revenue, Oneida Health Care, Series A,
                   7.20%, 08/01/31............................................................         2,301,648
                  Oneida-Herkimer, Solid Waste Management Authority,
    1,390,000        Solid Waste Systems Revenue, 6.20%, 04/01/00 ............................         1,458,388
    1,035,000        Solid Waste Systems Revenue, 6.30%, 04/01/01 ............................         1,091,169
    1,930,000        Solid Waste Systems Revenue, 6.40%, 04/01/02 ............................         2,045,781
    2,075,000        Solid Waste Systems Revenue, 6.50%, 04/01/03 ............................         2,215,207
    1,115,000        Solid Waste Systems Revenue, 6.65%, 04/01/05 ............................         1,196,494
   20,755,000        Solid Waste Systems Revenue, 6.75%, 04/01/14 ............................        21,551,576
                  Port Authority of New York and New Jersey,
    1,675,000        Consolidated 67th Series, Revenue, 6.875%, 01/01/25 .....................         1,787,727
    4,400,000        Consolidated 74th Series, Revenue, 6.75%, 08/01/26 ......................         4,753,980
   17,000,000     Port Authority of New York and New Jersey, Delta Air Lines Special Project,
                   Series 1, 6.95%, 06/01/08 .................................................        18,452,310
   14,645,000     Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A,
                    7.875%, 07/01/17 .........................................................        16,263,857
   16,000,000     Puerto Rico Commonwealth Highway Authority Revenue, Series P, Pre-Refunded,
                    8.125%, 07/01/13 .........................................................        17,936,640
    8,000,000     Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax
                    Revenue, Series A, 7.90%, 07/01/07 .......................................         8,804,240
    8,100,000     Puerto Rico Commonwealth Urban Renewal and Housing Corp., Refunding,
                    7.875%, 10/01/04 .........................................................         9,235,214
                  Puerto Rico Electric Power Authority, Revenue,
   28,435,000        Refunding, Series 1987-K, Pre-Refunded, 9.375%, 07/01/17 ................        31,399,063
    4,000,000        Refunding, Series 1987-L, Pre-Refunded, 8.375%, 07/01/07 ................         4,353,240
    4,740,000        Series 1992-R, 6.25%, 07/01/17 ..........................................         4,937,421
   15,565,000        Series 1994-T, 6.375%, 07/01/24 .........................................        16,478,510
                  Puerto Rico Industrial, Medical & Environmental Facilities, PCFA,
    1,000,000        Baxter Travenol Labs, Series A, 8.00%, 09/01/12 .........................         1,116,800
   21,015,000        Special Facilities, American Airlines Corp., Series A, 8.75%, 12/01/25 ..        21,884,391
                  Puerto Rico Municipal Finance Agency,
   14,760,000        Series A, 8.25%, 07/01/08 ...............................................        16,276,737
   11,000,000        Series A, 6.50%, 07/01/19 ...............................................        11,799,920
                  Rensselaer Municipal Leasing Corp., Leasehold Mortgage Revenue, Rensselaer
                   County Nursing Home,
   10,000,000        Series A, 6.90%, 06/01/24 ...............................................        10,431,900
    3,345,000        Series B, 6.90%, 06/01/24 ...............................................         3,489,471
    4,230,000     Schenectady Municipal Housing Authority Revenue, Annie Schaffer Senior Center,
                  Inc. Project, 6.45%, 05/01/24 ..............................................         4,565,776
                  Suffolk County IDA, Civic Facilities Revenue,
  $ 4,695,000        Dowling College, 8.25%, 12/01/20 ........................................      $  5,264,174
    2,000,000        Dowling College, 6.625%, 06/01/24 .......................................         2,117,000
    1,325,000     Sunnybrook Elderly Housing Corp. Mortgage Revenue, Sunnybrook Apartments
                   Project, 11.25%, 12/01/14 .................................................         1,387,951
    2,000,000     Syracuse IDA, Civic Facility Revenue, St. Joseph's Hospital Health Center Project,
                   7.50%, 06/01/18 ...........................................................         2,161,580
    8,620,000    cUlster County Resource Recovery Agency, Solid Waste Systems Revenue, 6.00%,
                   03/01/14 ..................................................................         8,590,605
                  United Nations Development Corp. Revenue, Refunding,
   27,325,000        Sub-Lien, Series A, 6.00%, 07/01/26 .....................................        28,309,246
   15,370,000        Sub-Lien, Series B, 6.25%, 07/01/26 .....................................        16,206,434
    3,100,000     Virgin Islands Water and Power Authority Electric System, Series A, 7.40%, 07/01/11  3,322,982
   41,000,000     Warren and Washington Counties IDAR, Refunding, Adirondack Resource
                  Recovery Project, Series A, 7.90%, 12/15/07 ................................        42,429,260
                  Yonkers GO,
      500,000        Series A, 9.20%, 02/01/01 ...............................................           591,104
    1,090,000        Series A, 9.20%, 02/01/03 ...............................................         1,332,284
    1,095,000        Series A, 9.20%, 02/01/04 ...............................................         1,359,881
    1,095,000        Series A, 9.20%, 02/01/05 ...............................................         1,383,236
                                                                                                   -------------
                        Total Bonds (Cost $4,383,529,343) ....................................     4,701,174,022
                                                                                                   -------------
                 bZero Coupon/Step-Up Bonds  1.6%
    1,120,000     Erie County Water Authority, Water Revenue, Refunding, Fourth Resolution,
                  AMBAC Insured, Pre-Refunded, (original accretion rate 7.30%), 12/01/17 .....           231,470
                  Metropolitan Transportation Authority,
    7,590,000        Refunding, Commuter Facilities Revenue, Series 7, (original accretion rate 5.80%),
                      07/01/11................................................................         3,129,964
    2,065,000        Refunding, Commuter Facilities Revenue, Series 7, (original accretion rate 5.85%),
                      07/01/13 ...............................................................           745,857
    4,750,000        Refunding, Commuter Facilities Revenue, Series 7, (original accretion rate 5.85%),
                      07/01/14 ...............................................................         1,621,935
    8,205,000        Refunding, Transit Facilities Revenue, Series 7, (original accretion rate 5.75%),
                      07/01/09................................................................         3,816,392
   16,500,000        Refunding, Transit Facilities Revenue, Series 7, (original accretion rate 5.80%),
                      07/01/10 ...............................................................         7,253,730
   21,200,000        Refunding, Transit Facilities Revenue, Series 7, (original accretion rate 5.80%),
                      07/01/11 ...............................................................         8,742,456
   13,190,000        Refunding, Transit Facilities Revenue, Series 7, (original accretion rate 5.85%),
                      07/01/12................................................................         5,097,276
                 bZero Coupon/Step-Up Bonds (cont.)
 $  7,935,000        Refunding, Transit Facilities Revenue, Series 7, (original accretion rate 5.85%),
                   07/01/13 ..................................................................      $  2,885,642
    3,500,000        Refunding, Transit Facilities Revenue, Series 7, (original accretion rate 5.546%),
                   07/01/14  .................................................................         1,195,110
    5,160,000        Series E, Transit Facilities Revenue, (original accretion rate 6.40%), 05/15/19   1,244,231
                  New York City GO,
    8,875,000        Citysavers, Series B, (original accretion rate 8.25%), 08/01/09 .........         3,927,454
    1,030,000        Citysavers, Series B, (original accretion rate 8.66%), 06/01/12 .........           380,585
    1,030,000        Citysavers, Series B, (original accretion rate 8.50%), 12/01/12 .........           369,265
    1,030,000        Citysavers, Series B, (original accretion rate 8.50%), 06/01/13 .........           358,286
    1,030,000        Citysavers, Series B, (original accretion rate 8.50%), 12/01/13 .........           347,635
    1,030,000        Citysavers, Series B, (original accretion rate 8.50%), 06/01/14 .........           335,481
    1,030,000        Citysavers, Series B, (original accretion rate 8.50%), 12/01/14 .........           325,459
    1,030,000        Citysavers, Series B, (original accretion rate 8.50%), 06/01/15 .........           315,736
    1,030,000        Citysavers, Series B, (original accretion rate 8.50%), 12/01/15 .........           306,301
    1,030,000        Citysavers, Series B, (original accretion rate 8.50%), 06/01/16 .........           297,145
    1,030,000        Citysavers, Series B, (original accretion rate 8.50%), 12/01/16 .........           288,266
    1,030,000        Citysavers, Series B, (original accretion rate 8.50%), 06/01/17 .........           279,655
    1,030,000        Citysavers, Series B, (original accretion rate 8.50%), 12/01/17 .........           271,302
    1,030,000        Citysavers, Series B, (original accretion rate 8.50%), 06/01/18 .........           263,196
    1,005,000        Citysavers, Series B, (original accretion rate 8.50%), 12/01/18 .........           249,129
    1,030,000        Citysavers, Series B, (original accretion rate 8.50%), 06/01/19 .........           247,694
    1,030,000        Citysavers, Series B, (original accretion rate 8.50%), 12/01/19 .........           240,299
   10,000,000        Citysavers, Series B, (original accretion rate 8.50%), 06/01/20 .........         2,252,500
    2,500,000        M-Raes, Series 29, zero coupon to 03/15/00, (original accretion rate 8.50%),
                      8.00% thereafter, 03/15/12..............................................         2,106,425
    3,875,000        M-Raes, Series 30, zero coupon to 03/15/00, (original accretion rate 8.50%),
                      8.00% thereafter, 03/15/13..............................................         3,264,959
   17,400,000        M-Raes, Series 36, zero coupon to 10/01/02, (original accretion rate 7.00%),
                      7.00% thereafter, 10/01/14..............................................        11,563,518
    2,690,000        Series A-2, (original accretion rate 5.95%), 08/01/10 ...................         1,110,298
   21,170,000     Orangetown Housing Authority, Housing Facilities Revenue, Refunding, Orangetown
                     Senior Housing Center Project, MBIA Insured (original accretion rate 6.60%),
                     04/01/30.................................................................         2,647,309
   21,625,000     Triborough Bridge and Tunnel Authority, Convention Center Project, Series E,
                  (original accretion rate 7.50%), 01/01/12 ..................................         8,667,733
                                                                                                   -------------
                        Total Zero Coupon/Step-Up Bonds, (Cost $69,729,980) ..................        76,379,693
                                                                                                   -------------
                        Total Long Term Investments (Cost $4,453,259,323) ....................     4,777,553,715
                                                                                                   -------------
                  New York City Municipal Water Finance Authority, Water and Sewer System Revenue,
 $ 11,800,000        Series C, Daily VRDN and Put, 3.80%, 06/15/23 ...........................     $  11,800,000
    4,000,000        Series G, Daily VRDN and Put, 3.70%, 06/15/24 ...........................         4,000,000
                                                                                                   -------------
                        Total Short Term Investments (Cost $15,800,000) ......................        15,800,000
                                                                                                   -------------
                            Total Investments (Cost $4,469,059,323)  98.6% ...................     4,793,353,715
                            Other Assets and Liabilities, Net 1.4% ...........................        67,464,634
                                                                                                   -------------
                            Net Assets  100.0% ...............................................    $4,860,818,349
                                                                                                   =============

                  At November 30, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $4,470,207,181 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost .............................................    $  323,468,784
                    Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value..............................................          (322,250)
                                                                                                   -------------
                    Net unrealized appreciation ..............................................    $  323,146,534
                                                                                                   =============



PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
COP      - Certificate of Participation
FHA      - Federal Housing Authority/Agency
GO       - General Obligation
HDC      - Housing Development Corp.
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority/Agency Revenue
HIBI     - Health Industry Bond Insurance
HMR      - Home Mortgage Revenue
IDA      - Industrial Development Authority/Agency
IDAR     - Industrial Development Authority/Agency Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue


aVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).
bZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.
cSee Note 1(e) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.



FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.

Financial Statements

Statement of Assets and Liabilities
November 30, 1995 (unaudited)

Assets:
 Investment in securities, at value
 (identified cost $4,469,059,323)       $4,793,353,715
 Cash                                          715,357
 Receivables:
  Interest                                  87,319,983
  Investment securities sold                24,678,251
  Capital shares sold                        5,534,636
                                        --------------
      Total assets                       4,911,601,942
                                        --------------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery                         16,559,888
   When-issued basis (Note 1)               30,202,095
  Capital shares repurchased                 1,372,166
  Management fees                            1,843,321
  Distribution fees                            470,199
  Shareholder servicing costs                    8,774
 Accrued expenses and other liabilities        327,150
                                        --------------
      Total liabilities                     50,783,593
                                        --------------
Net assets, at value                    $4,860,818,349
                                        ==============

Net assets consist of:
 Undistributed net investment income      $  2,962,308
 Net unrealized appreciation on
  investments                              324,294,392
 Undistributed net realized gain             2,422,146
 Class I capital shares                      4,078,640
 Class II capital shares                        15,981
 Additional paid-in capital              4,527,044,882
                                        --------------
Net assets, at value                    $4,860,818,349
                                        ==============

Class I Shares:
 Net assets, at value                   $4,841,856,115
                                        ==============

 Shares outstanding                        407,863,980
                                        ==============

 Net asset value per share*                     $11.87
                                        ==============

Class II Shares:
 Net assets, at value                    $  18,962,234
                                        ==============

 Shares outstanding                          1,598,135
                                        ==============

 Net asset value per share*                     $11.87
                                        ==============



Statement of Operations
for the six months ended November 30, 1995 (unaudited)
Investment income:
 Interest (Note 1)                        $157,404,362
Expenses:
 Management fees (Note 5)     $10,838,895
 Distribution fees - Class I
 (Note 5)                       1,597,248
 Distribution fees - Class II
 (Note 5)                          35,374
 Shareholder servicing costs
 (Note 5)                         484,905
 Reports to shareholders          460,760
 Custodian fees                   196,074
 Professional fees (Note 5)        59,153
 Directors' fees and expenses      30,252
 Other                             71,123
                           --------------

      Total expenses                        13,773,784
                                        --------------

       Net investment
 income                                    143,630,578
                                        --------------


Realized and unrealized gain on investments:
  Net realized gain                          9,245,668
  Net unrealized appreciation               46,932,163
                                        --------------

Net realized and unrealized
 gain on investments                        56,177,831
                                        --------------
Net increase in net assets
 resulting from operations                $199,808,409
                                        ==============




*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. The accompanying notes are an integral part of these financial statements.



FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.

Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended November 30,1995
(unaudited) and the year ended May 31, 1995

                                                                                  Six months           Year
                                                                                     ended             ended
                                                                               November 30, 1995    May 31,1995
                                                                                  -----------       -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................................    $  143,630,578    $  291,384,881
  Net realized gain from security transactions..............................         9,245,668        45,909,121
  Net unrealized appreciation (depreciation) on investments.................        46,932,163       (27,550,974)
                                                                                  -----------       -----------
      Net increase in net assets resulting from operations..................       199,808,409       309,743,028
Distributions to shareholders from undistributed net investment income
 Class I....................................................................      (147,266,046)     (300,084,670)
 Class II...................................................................          (266,795)               (1)
Increase in net assets from capital share transactions (Note 3).............        81,574,101       107,311,550
                                                                                  -----------       -----------
      Net increase in net assets............................................       133,849,669       116,969,907
Net assets:
 Beginning of period........................................................     4,726,968,680     4,609,998,773
                                                                                  -----------       -----------
 End of period (including undistributed net investment
 income of $2,962,308 - 11/30/95 and $6,864,571 - 5/31/95)..................    $4,860,818,349    $4,726,968,680
                                                                                  ===========       ===========



The accompanying notes are an integral part of these financial statements.



FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.

Notes to Financial Statements (unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Income Fund, Inc., (the Fund) is an open-end diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended.

The Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class, and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuations:


Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. There are often no transactions in a particular security on any given day. In the absence of a recorded sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Directors. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Directors.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

d. Investment Income, Expense and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium, if any, are amortized as required by the Internal Revenue Code. Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale transactions.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Fund may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.


2. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At May 31, 1995, for tax purposes, the Fund had capital loss carryovers of $5,828,863 expiring in 2002.

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at November 30, 1995 by $1,147,858.


3. CAPITAL STOCK

At November 30, 1995, there were 2,500,000,000 Class I shares and 2,500,000,000 Class II shares of $0.01 par value capital stock authorized, and paid-in capital aggregated $4,512,549,456 and $18,590,047 respectively. Transactions in the Fund's Class I and Class II shares were as follows:

                                                          Six Months Ended                   Year Ended
                                                          November 30, 1995                  May 31,1995
                                                       ----------------------          ----------------------
Class I Shares:                                       Shares           Amount         Shares          Amount
                                                     ---------       -----------     ---------      -----------
Shares sold .....................................    18,082,545    $ 210,639,985    34,595,936     $ 397,060,751
Shares issued in reinvestment of distributions ..     5,696,634       66,154,377    11,609,779       132,502,096
Shares redeemed .................................   (16,099,610)    (187,310,990)  (33,675,983)     (383,309,501)
Changes from exercise of exchange privilege:
 Shares sold ....................................     3,221,974       37,552,500    11,664,593       132,914,323
 Shares redeemed ................................    (5,332,595)     (62,154,206)  (15,290,142)     (173,753,731)
                                                     ---------       -----------     ---------      -----------
Net increase ....................................     5,568,948    $  64,881,666     8,904,183     $ 105,413,938
                                                     =========       ===========     =========      ===========


                                                          Six Months Ended                  Period ended
                                                          November 30, 1995                 May 31,1995*
                                                       ----------------------          ----------------------
Class II Shares:                                      Shares           Amount         Shares          Amount
                                                     ---------       -----------     ---------      -----------
Shares sold .....................................     1,438,638    $  16,733,594       163,023      $  1,897,611
Shares issued in reinvestment of distributions ..        13,585          158,009             -                 1
Shares redeemed .................................       (14,982)        (174,772)            -                 -
Changes from exercise of exchange privilege:
 Shares redeemed ................................        (2,129)         (24,396)            -                 -
                                                     ---------       -----------     ---------      -----------
Net increase ....................................     1,435,112    $  16,692,435       163,023      $  1,897,612
                                                     =========       ===========     =========      ===========
*For the period May 1, 1995 (effective date) to May 31, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended November 30, 1995 aggregated $575,147,502 and $486,624,706, respectively.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Pursuant to a management agreement, Franklin Advisers, Inc., (Advisers) provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly based on the net assets of the Fund on the last day at an annualized rate of 5/8 of 1% of the first $100 million of net assets, 1/2 of 1% of net assets in excess of $100 million up to and including $250 million and 45/100 of 1% of net assets in excess of $250 million up to and including $10 billion. Fees are reduced further on net assets over $10 billion. The terms of the management agreement provide that aggregate annual expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Fund's shares are registered. For the six months ended November 30, 1995, the Fund's expenses did not exceed these limitations.


Under the terms of Distribution Plans pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Fund will reimburse Franklin/Templeton Distributors, Inc. (Distributors) in an amount up to a maximum of 0.10% per annum for Class I and 0.65% per annum for Class II's average daily net assets, for costs incurred in the promotion, offering and marketing of the Fund's shares. Fees incurred under the agreements aggregated $1,632,622 for the six months ended November 30, 1995.

In its capacity as underwriter for the capital stock of the Fund, Distributors received commissions on sales of the Fund's capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Fund and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to dealers for certain sales of Class I and Class II shares.

Commissions received by Distributors and the amounts paid to other dealers for the six months ended November 30, 1995 were as follows:

                                                                           Class I    Class II
                                                                          --------     -------
                  Total commissions received .........................   $6,794,260   $172,452
                                                                          ========     =======
                  Paid to other dealers ..............................   $6,518,198   $336,037
                                                                          ========     =======

Distributors also received contingent deferred sales charges relating to transactions in the Fund in the amounts of $14,738 and $969 for Class I and Class II, respectively.

Under the terms of a shareholder service agreement, the Fund pays
Franklin/Templeton Investor Services, Inc., (Investor Services) costs on a per shareholder account basis. Such costs incurred for the six months ended November 30, 1995 aggregated $484,905.

During the six months ended November 30, 1995, legal fees of $15,476 were incurred to a law firm in which Brian E. Lorenz, Secretary of the Fund, is a partner.

Certain officers and directors of the Fund are also officers and/or directors of Distributors, Advisers, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


6. CREDIT RISK

Although the Fund has a diversified portfolio, substantially all of its investments are in the securities of issuers in New York, Guam, and Puerto Rico. Such concentration may subject the Fund more significantly to economic changes occurring within that state and the territories.


7. FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each year are as follows:

                                    Six months                           Year Ended May 31,
                                       ended
Class I Shares:                  November 30, 1995    1995         1994         1993         1992        1991
                                   ------------     --------     --------     --------     --------    --------
Per Share Operating
Performance
Net asset value at beginning
 of year ......................       $11.75         $11.72       $12.07       $11.45      $10.94       $10.85
                                   ------------     --------     --------     --------     --------    --------
 Net investment income ........         0.35           0.73         0.75         0.77        0.78         0.80
 Net realized and unrealized
 gain (loss) on securities ....         0.133          0.056       (0.338)       0.630       0.523        0.086
                                   ------------     --------     --------     --------     --------    --------
Total from investment operations        0.483          0.786        0.412        1.400       1.303        0.886
Distributions from net
 investment income ............        (0.363)        (0.756)      (0.762)      (0.780)     (0.793)      (0.796)
                                   ------------     --------     --------     --------     --------    --------
Net asset value at end of year        $11.87         $11.75       $11.72       $12.07      $11.45       $10.94
                                   ============     ========     ========     ========     ========    ========
Total return* .................         4.22%          7.10%        3.18%       12.35%      12.05%        8.20%

Ratios/Supplemental Data
Net assets at end of year
 (in 000's) ...................     $4,841,856     $4,725,056   $4,609,999   $4,339,249   $3,570,851  $3,108,151

Ratio of expenses to average
 net assets ...................         0.58%a         0.57%        0.52%        0.52%       0.51%        0.50%
Ratio of net investment income
 to average net assets ........         6.06%a         6.39%        6.19%        6.56%       7.01%        7.34%
Portfolio turnover rate .......        10.38%         40.56%       25.67%       12.28%      19.37%       18.62%


7. FINANCIAL HIGHLIGHTS (cont.)
                                                                                    Six months         Period
                                                                                       ended            ended
Class II Shares:                                                                 November 30, 1995  May 31, 1995+
                                                                                   ------------      ----------
Per Share Operating Performance**
Net asset value at beginning of year..........................................          $11.73          $11.50++
                                                                                   ------------      ----------
Net investment income ........................................................            0.33            0.05
Net realized and unrealized gain on securities ...............................            0.137           0.243
                                                                                   ------------      ----------
Total from investment operations .............................................            0.467           0.293
Distributions from net investment income .....................................           (0.327)         (0.063)
                                                                                   ------------      ----------
Net asset value at end of year................................................          $11.87          $11.73
                                                                                   ============      ==========
Total return* ................................................................            4.08%           2.56%

Ratios/Supplemental Data
Net assets at end of period (in 000's) .......................................           $18,962          $1,913

Ratio of expenses to average net assets ......................................            1.17%a          1.09%a

Ratio of net investment income to average net assets .........................            5.50%a          5.32%a
Portfolio turnover rate ......................................................           10.38%          40.56%

*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the deferred contingent sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value. Prior to May 1,1994, dividends were reinvested at the maximum offering price.
**Per share amounts
have been calculated using the daily average shares outstanding during the period.
+For the period May 1, 1995 (effective date) to May 31, 1995.
aAnnualized.
++The Fund paid a dividend to shareholders of record on the beginning of business, May 1, 1995 in the amount of $0.063 per share. The net asset value per share at the beginning of period includes this dividend.



Franklin New York Tax-Free Income Fund

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 11/30/95
AAA                                         24.2%
AA                                          15.6%
A                                           15.7%
BBB                                         41.8%
Below Investment Grade                       2.7%


GRAPHIC MATERIAL (2)

This bar chart shows the comparison between the fund's distribution rate of 5.61% and the equivalent taxable distribution rate of 10.56%, for the Class I shares.


GRAPHIC MATERIALS (3)

This bar chart shows the comparison between the fund's distribution rate of 5.20% and the equivalent taxable distribution rate of 9.79%, for the Class II shares.